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                            HOTCHKIS AND WILEY FUNDS
                            SUPPLEMENT TO PROSPECTUS
                             DATED AUGUST 29, 1997

NAME CHANGE -- BALANCED INCOME FUND

The Trustees have approved a change in the name of the Balanced Income Fund to the Balanced Fund, effective December 1, 1997.

HOW TO PURCHASE, HOW TO REDEEM AND HOW TO EXCHANGE SHARES

The Funds will price purchase, exchange and redemption orders for Fund shares at the net asset value next determined after the transaction request is received in good order by the Transfer Agent or an authorized financial institution or its sub-delegate.

DIVIDENDS

The following information replaces the first and seventh paragraphs, respectively, on page 37 of the Prospectus under "Dividends and Tax Status."

      The SMALL CAP FUND expects to declare and pay income dividends, if any, annually; the EQUITY INCOME and BALANCED FUNDS expect to declare and pay income dividends quarterly; the MID-CAP, INTERNATIONAL and GLOBAL EQUITY FUNDS expect to declare and pay income dividends semi-annually; and the FIXED-INCOME FUNDS expect to declare and pay income dividends monthly.

      Any gain or loss realized upon a sale or redemption of Fund shares by a shareholder who is not a dealer in securities generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder.

July 1, 1998